Exhibit 10.3

HCSB FINANCIAL CORPORATION

OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN

INCENTIVE STOCK OPTION GRANT AGREEMENT

The Compensation Committee of the Board of Directors of HCSB Financial Corporation (the Corporation), acting under authority of the 2004 Omnibus Stock Ownership and Long Term Incentive Plan (the Plan), subject to approval of the Plan by the shareholders of the Corporation, hereby grants to                                        (the Optionee) on                           , 2004 the right to purchase, as an Incentive Stock Option,                   shares of the Corporation’s common stock, at the now current market price of $25.00, during the next ten years ending                          , 2014, subject to the terms and conditions described below. The rights described herein are not valid unless signed below by both a duly authorized officer of the Corporation and the Optionee.

ARTICLE I
DEFINITIONS

The following terms shall have the meanings set forth below. Additional terms defined in this Agreement shall have the meanings ascribed to them when first used herein.

Board:  The Board of Directors of HCSB Financial Corporation.

Change in Control Transaction.  The dissolution or liquidation of the Corporation; a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Rights hereunder are changed into or exchanged for cash or property or securities not of the Corporation’s issue; or a sale of all or substantially all of the assets of the Corporation to, or the acquisition of stock representing more than twenty-five percent (25%) of the voting power of the capital stock of the Corporation then outstanding by, another corporation, bank, other entity or person.

Code.   The Internal Revenue Code of 1986, as amended.

Committee.   The Compensation Committee of the Board.

Common Stock.  The Common Stock, $ par value per share, of the Corporation.

Death.   The date of death of an Eligible Employee who has received Rights as established by the relevant death certificate.

Disability.   The date on which an Eligible Employee who has received Rights becomes permanently and totally disabled within the meaning of Section 22 (e) (3) of the Code, without regard to the principles of conflicts of laws, the laws of the State of South Carolina shall govern and control the validity, interpretation, performance and enforcement of this Agreement which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

Effective Date.   The date as of which this Agreement is effective, which shall be the date it is signed by all parties.

Eligible Employees.  Those individuals who meet the following eligibility requirements:

(i)    Such individual is a full time employee of the Corporation or a Subsidiary and there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages has been applied.

(ii)    Such individual falls within the job grade classifications set forth by the Committee as those covered under the Omnibus Stock Ownership and Long Term Incentive Plan. Such job grade classification may be amended, expanded, restricted or otherwise modified by the Committee, subject to ratification of such action by the Board.

(iii)    If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

(iv)    Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

Fair Market Value.  With respect to the Corporation’s Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

(i)    if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

(ii)    if the Common Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), National Market System (“NMS’1);

(iii)    if the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ for such date; and

(iv)    if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

ISO.   An “incentive stock option” as defined in Section 422 of the Code.

Just Cause Termination.  A termination by the Corporation or a Subsidiary of an Eligible Employee’s employment by the Corporation or the Subsidiary in connection with the good faith determination of the Board or the Board of Directors of the Subsidiary, as applicable, that the Eligible Employee is incompetent or otherwise has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Corporation or the Subsidiary.

Non-Qualified Option.  Any Option granted herein whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

Option Agreement.  The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under III.

Options.   ISOs and Non-Qualified Options are collectively referred to herein as “Options;” provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

Plan Pool.  A total of Two Hundred Thousand (200,000) shares of authorized, but unissued, Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under the Plan.

Registration.   The registration by the Corporation under the 1933 Act and applicable state “Blue Sky” and securities laws of this Plan, the offering of Rights under the Plan, the offering of Stock under the Plan, and/or the Stock acquirable under the Plan.

Retirement.   “Retirement” shall mean

(i)    the termination of an Eligible Employee’s employment under conditions which would constitute “normal retirement” or “early retirement” under any tax qualified retirement plan maintained by the Corporation or a Subsidiary, or

(ii)    termination of employment after attaining age 65 (except in the case of a Just Cause Termination).

Rights.   The rights to exercise, purchase or receive the Options described herein.

Rights Agreement.  An Option Agreement.

SEC.   The Securities and Exchange Commission.

Stock.   The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

Tax Withholding Liability.  All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.

Transfer.   The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

1933 Act.  The Securities Act of 1933, as amended.

1934 Act. The Securities Exchange Act of 1934, as amended.

ARTICLE II
TERMS AND CONDITIONS OF THIS INCENTIVE STOCK OPTION

Section 2.1.  Qualification as an ISO.

(a)    The Committee has designated this Option at the time the grant was authorized as an ISO. In accordance with Section 422 (d) of the Code, the aggregate Fair Market Value (determined as of the date the ISO was granted) of the shares of Stock as to which the ISO may first become exercisable by the Optionee in a particular calendar year (pursuant to Article III of the 2004 Omnibus Stock Ownership and Long Term Incentive Plan and all other plans of the Corporation and/or its Subsidiaries) may not exceed $100,000 (the “$100,000 Limitation”). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

Section 2.2.  Exercise Price.

(a)    The initial exercise price of this Option granted under the Plan (the “Exercise Price”) was determined by the Committee in its discretion; provided. however, that in order for this Option to qualify under the Code as an ISO, the Exercise Price of this ISO is not less than (i) the Fair Market Value of the Common Stock on the date of grant of the Option, in the case of any Eligible Employee who does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Corporation (within the meaning of Section 422 (b) (6) of the Code), or (ii) one hundred ten percent (110%’) of such

Fair Market Value in the case of any Eligible Employee who owns stock in excess of such amount.

Section 2.3.  Other Terms and Conditions of This Option.

(a)    At the discretion of the Committee, an Optionee, as a condition to the granting of an Option, must execute and deliver to the Corporation a confidential information agreement approved by the Committee. Such confidential information agreement is not (is/is not) required by the Committee as a condition to the granting of this Option.

(b)    Nothing contained in this Option Agreement or in any other agreement executed in connection with the granting of an Option under the Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries.

(c)    Rights to exercise the Option for, and purchase, twenty percent (20%) of the total number of shares of Stock acquirable hereunder shall vest and first become exercisable on
                                                                                                  February 23, 2005, and on
                                                                                                       February 23, 2006,
                                                                                                       February 23, 2007,
                                                                                                    February 23, 2008 and
                                                                                                       February 23, 2009,
rights to exercise the Option for, and purchase, another twenty percent (20%) of the total number of shares of Stock acquirable hereunder shall vest and first become exercisable. Such Vesting Periods may be accelerated or shortened by the Committee in its discretion; provided, however, that the Vesting Period for any portion of each ISO shall be at least one year (1) from the date such Option was granted. The Optionee understands that sale of the Stock acquired under an ISO agreement prior to two years following the date the Option was granted will constitute a disqualifying event, thereby rendering the Option as a Non-Qualified Option and any gain on the Stock on the exercise date is taxable as ordinary income for Federal and State tax purposes. See 2.3(f) below.

(d)    Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

(e)    An Optionee shall have no rights as a shareholder of the Corporation with respect to any shares of Stock covered by Options granted to the Optionee until payment is made in full of the Exercise Price by such Optionee for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(f) and 3.2(b) of the Plan.

(f)    All shares of Stock obtained pursuant to this Option, which qualifies as an ISO, shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Corporation or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

(g)    Additionally and notwithstanding any other provisions of this Article II, no shares of Stock obtained pursuant to this Option may be Transferred until at least six (6) months and one (1) day shall have elapsed since the date such Option was granted.

Section 2.4.  Exercise of Options.

(a)    The Optionee must be an Eligible Employee at all times from the date of grant until the exercise of the Options granted, except as provided in Section 2.5(b).

(b)    This Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Corporation, specifyiing the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 2.4(c) below; and (ii) by giving assurances satisfactory to the Corporation that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Corporation, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

(c)    As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation’s Tax Withholding Liability required in connection with such exercise.

(d)    The Exercise Price of an Option shall be payable to the Corporation either (i) in United States dollars, in cash or by check, Corporation draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of stock as to which the Option is then being exercised) with a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

Section 2.5.  Term and Termination of Option.

(a)    The Committee has determined that this Option Will expire, and the rights hereunder to purchase Stock will terminate, ten years following the grant date (the “Option Period’). The expiration date of this Option shall be February 23, 2014.

(b)    To the extent not previously exercised, this Option will terminate upon the expiration of the Option Period specified in 2.5(a); provided, however, that, subject to the provisions of Section 2.5(a), this ISO will terminate upon the earlier of (i) ninety (90) days after the date that the Optionee ceases to be an Eligible Employee for any reason, other than by reason of Death., Disability, or a Just Cause Termination (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Death or Disability; or (iii) immediately as of the date that the Optionee ceases to be an Eligible Employee by reason of a Just Cause Termination.

Section 2.6.  Change in Control Transaction.

At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Options granted under this Article II shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). To the extent this Option has not been fully exercised before the date of consummation of the Change in Control Transaction, it shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of this Option, or the substitution for this Option of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided.

Section 2.7.  Restrictions On Transfer.

This Option may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by such Optionee.

Section 2.8.  Stock Certificates.

Certificates representing the Stock issued pursuant to the exercise of this Option, or any portion of this Option, will bear all legends required by law and necessary to effectuate the provisions hereof. The Corporation may place a “stop transfer” order against such shares of Stock until all restrictions and conditions set forth in this Article II, and in the legends referred to in this Section 2.8 have been complied with.

Section 2.9.  Amendment and Discontinuance.

The Board may amend, suspend or discontinue the provisions of this Article II at any time or from time to time; provided that no action of the Board will cause this ISO not to comply with

Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Corporation, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) of the Plan) the maximum aggregate number of shares of Stock in the Plan Pool, or materially increase the benefits accruing to the Optionee. Moreover, no such action may alter or impair this Option without the consent of the applicable Optionee.

Section 2.10.  Compliance with Rule 16b-3.

With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article II are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act, To the extent any provision of this Article U or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE III
MISCELLANEOUS

Section 3.1.  No Obligation to Exercise Right.

The granting of the Rights in this Agreement shall impose no obligation upon the recipient to exercise such Right.

Section 3.2.  Captions and Headings; Gender and Number.

Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part of, and shall not serve as a basis far, interpretation or construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

Section 3.3.  Governing Law.

Without regard to the principles of conflicts of laws, the laws of the State of South Carolina shall govern and control the validity, interpretation, performance and enforcement of this Agreement.

This Agreement entered into this 23rd Day of February, 2004 as witnessed by the following signatures.

___________________________

Title:_______________________
for the Corporation

_____________________
The Optionee